AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of September 1, 2000
(this "Amendment"), to that certain Security Agreement, dated as of June 11, 1999 (the "Original Agreement"), among Hauser, Inc., a Colorado corporation ("Hauser"), Shuster Laboratories, Inc., a Massachusetts corporation (collectively, the "Debtors"), and Wells Fargo Bank, National Association (the "Secured Party").

         Hauser has caused to be formed a new corporation, Hauser Technical Services, Inc., a Delaware corporation ("HTS"), which is a wholly owned subsidiary of Hauser. In consideration of the Secured Party entering into a Waiver and Amendment No. 2 to Credit Agreement, dated as of September 1, 2000, to that certain Credit Agreement, dated as of June 11, 1999, among the Debtors, Zuellig Botanical Extracts, Inc., ZetaPharm Inc., Wilcox Drug Company, Inc., and Secured Party, and pursuant to the terms of the Original Agreement, the Debtors, HTS and the Secured Party hereby agree to amend the Original Agreement to add and include HTS as a party thereto, which for all purposes shall be deemed to be a Debtor, as defined in the Original Agreement, as if it had been an original signatory thereto.

         Except as specifically provided herein, all terms and conditions of the Original Agreement remain in full force and effect, without waiver or modification. This Amendment and the Original Agreement shall be read together as one document.

         IN WITNESS THEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

WELLS FARGO BANK, NATIONAL                HAUSER, INC.
  ASSOCIATION

By:    /s/ Art Brokx                      By:    /s/ Volker Wypyszyk
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Name:  Art Brokx                          Name:  Volker Wypyszyk
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Title: Vice-President                     Title: Chief Executive Officer
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SHUSTER LABORATORIES, INC.                HAUSER TECHNICAL SERVICES, INC.

By:    /s/ Kenneth C. Cleveland           By:    /s/ Kenneth C. Cleveland
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Name:  Kenneth C. Cleveland               Name:  Kenneth C. Cleveland
       ----------------------------              -------------------------------
Title: Clerk                              Title: Vice-President
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